CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE HIGH YIELD BOND FUND

Institutional Class (CNIHX)
Servicing Class (CHYIX)

Class N (CHBAX)

Supplement dated October 9, 2018, to the

Summary Prospectus dated January 31, 2018,

Prospectus dated January 31, 2018,

and

Statement of Additional Information dated January 31, 2018

as amended and restated July 9, 2018

Effective on or about October 19, 2018, Federated Investment Management Company (“Federated”) will replace Guggenheim Partners Investment Management, LLC as the sub-adviser to the City National Rochdale High Yield Bond Fund (the “Fund”), and the Summary Prospectus and Prospectus will be revised as set forth below.

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The following paragraph replaces the first paragraph in the section titled “Principal Investment Strategies” on page 2 of the Summary Prospectus and page 25 of the Prospectus:

At least 80% of the High Yield Bond Fund’s net assets (plus any borrowings for investment purposes) consists of fixed income securities rated below investment grade (commonly referred to as “junk bonds”). In particular, the Fund invests in corporate bonds and debentures, convertible securities (securities that may be exchanged, at the option of the holder, for equity securities), bank loans, preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign issuers, including governments. The Fund’s sub-adviser seeks to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, the sub-adviser purchases investments diversified across issuers and industries. The average maturity of the Fund’s investments varies, and there is no limit on the maturity of any security held by the Fund. The Fund typically invests in fixed income securities rated at least CCC by Standard & Poor’s Ratings Services or Caa2 by Moody’s Investors Service at the time of investment, or, if unrated, determined by the Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), or sub-adviser to be of comparable quality. The Fund may also invest in securities and debt of distressed issuers or issuers in default at the time of purchase. Although the sub-adviser considers credit ratings in selecting investments for the Fund, the sub-adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on a credit rating by a nationally recognized statistical rating organization. The sub-adviser considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser or sub-adviser determines that doing so is in the best interests of the Fund.

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The following replaces the sections titled “Sub-Adviser” and “Portfolio Manager” on page 5 of the Summary Prospectus and page 28 of the Prospectus:

SUB-ADVISER

Federated Investment Management Company (“Federated”)

PORTFOLIO MANAGER

Mark E. Durbiano, a Senior Vice President, Senior Portfolio Manager, Head of Domestic High Yield Group, and Head of Bond Sector Pod/Committee of Federated, is primarily responsible for the day-to-day management of the Fund. Mr. Durbiano has served as portfolio manager of the High Yield Bond Fund since October 2018.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-042-0100

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